UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2009

AVIGEN, INC.
(Exact name of registrant as specified in charter)

Delaware	000-28272	13-3647113
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 748-7150

_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2009, the Compensation Committee of the Board of Directors of Avigen, Inc. approved 2009 bonuses for each of its two executive officers, Andrew Sauter, Avigen’s Chief Executive Officer and Chief Financial Officer, and Kirk Johnson, Avigen’s V.P. Research & Development and Secretary. The bonuses were based on the services rendered in 2009, including the negotiation of the acquisition of Avigen by MediciNova, Inc. The amount of each bonus is $60,000, and the payment of the bonuses is contingent on the closing of the transaction with MediciNova, Inc. In addition, Mr. Sauter will receive $15,000 as the stockholder representative for services rendered following the transaction with MediciNova, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AVIGEN, INC.

Dated: December 15, 2009	By:	/s/ Andrew A. Sauter
Andrew A. Sauter
Chief Executive Officer and
Chief Financial Officer